UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2017

GTx, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State of other jurisdiction of incorporation or organization)	000-50549 (Commission File Number)	62-1715807 (I.R.S. Employer Identification No.)

175 Toyota Place 7th Floor Memphis, Tennessee (Address of principal executive offices)	38103 (Zip Code)

Registrant’s telephone number, including area code: (901) 523-9700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.             Entry into a Material Definitive Agreement.

On September 25, 2017, GTx, Inc. (the “Company”) entered into a definitive securities purchase agreement (the “Purchase Agreement”) with certain  purchasers identified on the signature pages thereto (the “Purchasers”) pursuant to which the Company agreed to sell an aggregate of 5,483,320 immediately separable units (the “Units”), comprised of an aggregate of 5,483,320 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and warrants (the “Warrants”) to purchase up to a maximum of 3,289,988 additional shares of Common Stock (the “Warrant Shares”), for an aggregate purchase price of approximately $48.5 million (the “Private Placement”). The per Unit purchase price for a share of Common Stock and a Warrant to purchase 0.6 of a share of Common Stock was $8.845. On September 29, 2017 (the “Closing Date”), the Company completed the sale of the Units and separately issued to the Purchasers the Shares and the Warrants.  The Purchasers consisted solely of accredited investors that included certain institutional and existing stockholders, including J.R. Hyde III who serves on the Company’s board of directors.

The Warrants issued to the Purchasers on the Closing Date have a per share exercise price of $9.02, subject to adjustment as provided in the Warrants, and are immediately exercisable at any time and from time to time through and including September 29, 2022. The exercise price is payable in cash or may be satisfied through a cashless exercise, at the option of the Warrant holder. Each Warrant also provides that the holder thereof may not exercise such Warrant for a number of shares of Common Stock in excess of that number of shares that, upon giving effect to such exercise, would cause the Warrant holder (together with its affiliates) to beneficially own more than a specified percentage of the Common Stock and/or the combined voting power of the Company’s outstanding voting securities, as the case may be.

Pursuant to the Purchase Agreement, the Company agreed to file as many registration statements with the Securities and Exchange Commission (the “SEC”) as may be necessary to cover the resale of the Shares and the Warrant Shares by the Purchasers, to use its reasonable best efforts to have all such registration statements declared effective as required by and within the timeframes set forth in the Purchase Agreement, and to keep such registration statements effective for up to two years following the Closing Date. In the event that such registration statements are not filed or declared effective within the timeframes set forth in the Purchase Agreement, or any such effective registration statements subsequently become unavailable, the Company would, subject to certain limited exceptions, be required to pay liquidated damages equal to 1.0% of the aggregate Unit purchase price per month for each default (up to a maximum of 10% of such aggregate Unit purchase price). The Company will bear all expenses of such registration of the resale of the Shares and the Warrant Shares, including the reasonable fees and disbursements, not to exceed $15,000 in the aggregate, of one counsel for the Purchasers.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the Purchasers, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and other obligations of the parties. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such Purchase Agreement and are made as of specific dates; are solely for the benefit of the parties (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties, instead of establishing matters as facts; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to the investors generally. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.

The securities issued by the Company pursuant to the Purchase Agreement and to be issued upon exercise of the Warrants have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company relied and will rely on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act and by Rule 506 of Registration D, promulgated by the SEC, and on similar exemptions under applicable state laws. The Company will file a Form D in accordance with the requirements of Regulation D.

The foregoing descriptions of the Purchase Agreement and the Warrants are only brief summaries of such agreements and documents, do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement (and the form of Warrant attached thereto) filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 above are incorporated herein for this Item 3.02.

Item 8.01. Other Events.

On September 26, 2017, the Company issued a press release titled “GTx Announces $48.5 Million Private Placement” and on September 29, 2017, the Company issued a press release titled “GTx Announces Closing of $48.5 Million Private Placement.” Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Purchase Agreement, dated September 25, 2017, between GTx, Inc. and the purchasers identified in Exhibit A therein (including the Form of Warrant attached thereto as Exhibit B).
99.1	Press release, dated September 26, 2017.
99.2	Press release, dated September 29, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTx, Inc.

Date: September 29, 2017	By:	/s/ Henry P. Doggrell
	Title:	Henry P. Doggrell
	Title	Vice President, Chief Legal Officer and Secretary